Exhibit 10.6

MAXIMUM PRINCIPAL INDEBTEDNESS FOR TENNESSEE RECORDING TAX PURPOSES IS $0 (Indebtedness Tax paid in connection with that certain Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing) dated as of April 30, 2012, and recorded as Book 5572, Page 1, Register’s Office for Williamson County, Tennessee.

FIRST MODIFICATION AGREEMENT
(Short Form – McEwen)
This FIRST MODIFICATION AGREEMENT (Short Form – McEwen (this "Agreement") is dated as of June 19, 2015, by and between KBSIII 1550 WEST MCEWEN DRIVE, a Delaware limited liability company ("Trustor") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, "Agent") for the lenders from time to time party to the Loan Agreement described below (the "Lenders"). This Agreement is made with reference to the following facts:
RECITALS
A.    Agent, the Lenders, Trustor and KBSIII PARK PLACE VILLAGE, LLC, KBSIII DOMAIN GATEWAY, LLC, LLC, KBSIII 155 NORTH 400 WEST, LLC, and KBSIII TOWER AT LAKE CAROLYN, LLC, each a Delaware limited liability company (collectively, together with any new "Borrowers" becoming party to the Loan Agreement from time to time, "Borrowers") entered into that certain Amended and Restated Loan Agreement dated as of March 10, 2014 (the "Loan Agreement"). Pursuant to the Loan Agreement, Lenders made a loan to the Borrowers in the original maximum principal amount of Two Hundred Million and No/100 Dollars ($200,000,000.00) (the "Loan"), consisting of a Revolving Portion and a Non-Revolving Portion (as such terms are defined in the Loan Agreement). Subject to the satisfaction of the conditions set forth in Section 7.20 of the Loan Agreement, the Loan is subject to increase up to an aggregate principal amount of up to Three Hundred Fifty Million and No/100 Dollars ($350,000,000.00). Capitalized terms used in this Agreement and not defined shall have the meanings assigned to such terms in the Loan Agreement.
B.    The Loan is evidenced by Promissory Notes in the aggregate principal amount of $200,000,000.00, each made by Borrowers in favor of a Lender (collectively, the "Notes").

C.    As of the date of this Agreement, the Committed Amount is $200,000,000.00, the Principal Balance is $100,000,000.00, the Revolving Portion is $100,000,000.00 (of which $0.00 of principal is outstanding), and the Non-Revolving Portion is $100,000,000.00 (of which $100,000,000.00 of principal is outstanding).
D.    The obligations of Borrowers under the Notes and the Loan Agreement are secured by, among other things, that certain Amended and Restated Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing)(McEwen) recorded at Book 6147, Pages 110-156 in the Register's Office for Williamson County, Tennessee on March 19, 2014 (the "Deed of Trust"). The Deed of Trust encumbers the property described on Exhibit A hereto.
E.    Concurrently with entering into this Agreement, Agent, the Lenders and Borrowers are entering into that certain First Modification Agreement (Long Form) (the "Long Form Agreement"), pursuant to which Borrowers, Agent and the Lenders have agreed to modify the Loan Agreement and the other Loan Documents as more particularly described therein. Among other things, Agent and the Lenders have agreed to (i) extend the term of the Loan, (ii) modify the interest rate applicable to the Loan, and (iii) modify the method of calculating the borrowing base for purposes of determining the remaining availability under the Loan.
F.    As used herein, the term "Loan Documents" shall mean the Loan Agreement, the Deed of Trust and the other "Loan Documents" described in the Loan Agreement. This Agreement and the Long Form Agreement also shall constitute Loan Documents.
AGREEMENT
NOW, THEREFORE, with reference to the foregoing Recitals and information, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent and Trustor hereby agree as follows:
1.The recitals set forth above are incorporated herein by this reference.
2.The Long Form Agreement is incorporated in this Agreement by reference, as though set forth in full herein. Among other things, the Long Form Agreement (i) extends the term of the Loan, (ii) modifies the interest rate applicable to the Loan, and (iii) modifies the method of calculating the borrowing base for purposes of determining the remaining availability under the Loan.
3.The Deed of Trust is hereby amended as follows:
(a)    In addition to all other indebtedness and obligations secured thereby, the Deed of Trust is amended to secure the payment and performance of the Loan and all present and future indebtedness and obligations of Borrowers under (i) the Loan Agreement and the other Loan Documents, as amended by the Long Form Agreement, (ii) the Long Form Agreement, (iii) this Agreement, (iv) any Swap Contracts, and (v) any and all amendments, modifications, renewals and/or extensions of this

Agreement, the Loan Agreement, the Swap Contracts, the other Loan Documents and/or the Long Form Agreement, regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement.
(b)    All references in the Loan Documents to the Deed of Trust shall be deemed to refer to the Deed of Trust as amended by this Agreement. All references in the Deed of Trust to any Loan Document shall be deemed to refer to such Loan Document as modified hereby, and by the Long Form Agreement.
4.This Agreement shall be governed by the laws of the State of Tennessee, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.
5.This Agreement may be executed and recorded in any number of counterparts, all of which shall be considered one and the same instrument. The original, executed signature and acknowledgement pages of exact copies of this Agreement may be attached to one of such copies to form one document.
6.Section 7.25 of the Loan Agreement (the limited recourse provisions) is by this reference hereby incorporated in its entirety.
[SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.
AGENT:
U.S. BANK NATIONAL ASSOCIATION, a national banking association

By:	/s/ Christopher R. Coburn
Name:	Christopher R. Coburn
Title:	Assistant Vice President

S-1

"TRUSTOR"

KBSIII 1550 WEST MCEWEN DRIVE, LLC,
a Delaware limited liability company

By: KBSIII REIT ACQUISITION IV, LLC,
a Delaware limited liability company,
its sole member

By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By: KBS REAL ESTATE INVESTMENT
TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer

S-2

Acknowledgment

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California
County of Orange)

On June 16, 2015 before me, K. Godin, Notary Public
(insert name and title of the officer)

personally appeared Charles J. Schreiber, Jr.,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

K. GODIN
Commission # 2029355
Notary Public - California
Orange County
My Comm. Expires Jun 17, 2017

Signature [signature] **(Seal)**

EXHIBIT A
LEGAL DESCRIPTION

That certain real property located in Williamson County, Tennessee, more particularly described as follows:
Tract I
Land in Williamson County, Tennessee, being Lot 145 as shown on the plan of McEwen Place, PUD Subdivision, Revision 2, Resubdivision of Lot 103, recorded in Book P53, page 148, Register’s Office for Williamson County, Tennessee, to which plans reference is here made for a more complete description thereof.
Being a portion the same property conveyed to AGL/SLC McEwen No. 2, LLC, a Delaware limited liability company by deed of record in Book 4631, page 955 and in Book 5330, page 34, Register’s Office for Williamson County, Tennessee.
Tract II
Land in Williamson County, Tennessee, being Lot 146 on the plan of McEwen Place PUD Subdivision, Revision 1, Subdivision of Lot 103, recorded in Book P50, page 110, Register’s Office for Williamson County, Tennessee, to which plan reference is here made for a more complete description thereof.
Being the same property conveyed to AGL/SLC McEwen No. 2, LLC, a Delaware limited liability company from SLC McEwen Land Holdings, LLC, a Delaware limited liability company by deed of record in Book 5308, page 405, Register's Office for Williamson County, Tennessee.
Tract III
Together with non-exclusive, perpetual easements:
(A) in, to, over, under, along, and across the Common Areas (as such term is defined in the Declaration, as hereinafter defined), in such areas as shall be reasonably necessary, for the purposes of (i) installing (to the extent not already present), operating, using, maintaining, repairing, replacing, relocating, and removing Utility Lines (as such term is defined in the Declaration, as hereinafter defined) and, (ii) connecting and tying into the common Utility Lines located in the Common Areas for such purpose and using such common Utility Lines in connection with the delivery of such utility services to each Lot (as such term is defined in the Declaration, as hereinafter defined) and the Buildings (as such term is defined in the Declaration, as hereinafter defined) and other improvements from time to time located thereon;

Exhibit A

(B) of pedestrian passage and use on, over, and across all pedestrian walkways, jogging trails, or bike paths now existing or hereafter constructed in, on, under, over, and through the Common Areas;
(C) of vehicular ingress, egress, access, passage and use, on, over, and across any roads, streets and drives now existing or hereafter constructed in, on, under, and through the Common Areas;
(D) over the Lots and the Common Areas for emergency ingress, egress, and access;
(E) for utilities, drainage, landscaping and irrigation shown on any Plat (as such term is defined in the Declaration, as hereinafter defined);
(F) for the minor encroachments into, on, and over the Common Areas and the Lots that will not substantially interfere with the Common Areas and the Lots encroached upon created by the construction, reconstruction, renovation, settling, shifting or other causes of movement and for overhangs;
(G) in, on, and over the Common Areas for access and temporary encroachments by contractors and subcontractors (and the equipment and employees thereof) during construction to the extent reasonably necessary to construct the improvements on the various Lots or the Common Areas; and
(H) over the Common Areas and the Lots for grading purposes to the extent reasonably necessary to construct, maintain, repair, replace or improve any improvements, all as contained in that certain Master Declaration of Covenants, Conditions, Restrictions and Easements for McEwen of record in Book 4488, Page 876, as amended or affected in Book 4953, Page 369, in Book 5310, page 444, in Book 5436, page 483, in Book 5436, Page 490, and in Book 5436, page 520, Register's Office for Williamson County, Tennessee (the “Declaration”).
Tract IV
Together with non-exclusive, perpetual easements of vehicular ingress, egress, access, passage and use, on, over, and across: (A) any roads, streets and driveways now existing or hereafter constructed in, on, under, and through the Grocery Parcel (as such term is defined in the Declaration, as hereinafter defined), and (B) the Protected Access Way (as such term is defined in the Declaration, as hereinafter defined), all as contained in that certain Declaration of Covenants, Conditions, Restrictions and Easements for McEwen Grocery Parcel of record in Book 4488, Page 961, as amended or affected in Book 4990, page 785, in Book 5374, page 169 and in Book 5436, Page 266, Register's Office for Williamson County, Tennessee (the “Declaration”).
Tract V
Together with non-exclusive, perpetual easements:

Exhibit A

(A) in, to, over, under, along, and across the Common Areas (as such term is defined in the Declaration, as hereinafter defined), in such areas as shall be reasonably necessary, for the purposes of (i) installing (to the extent not already present), operating, using, maintaining, repairing, replacing, relocating, and removing Utility Lines (as such term is defined in the Declaration, as hereinafter defined), and (ii) connecting and tying into the common Utility Lines located in the Common Areas for such purpose and using such common Utility Lines in connection with the delivery of such utility services to each Lot (as such term is defined in the Declaration, as hereinafter defined) and the buildings and other improvements from time to time located thereon;
(B) of pedestrian passage and use on, over, and across all pedestrian walkways and bike paths now existing or hereafter constructed in, on, under, over, and through the Common Areas and the Lots;
(C) of vehicular ingress, egress, access, passage and use on over and across any roads, streets and drives now existing or hereafter constructed in, on, under, and through the Common Areas and the Lots;
(D) over the Lots and the Common Areas for emergency ingress, egress, and access;
(E) for utilities, drainage, landscaping and irrigation shown on any Plat (as such term is defined in the Declaration, as hereinafter defined);
(F) for the minor encroachments into on, and over the Common Areas and the Lots that will not substantially interfere with the Common Areas and the Lots encroached upon created by the construction, reconstruction, renovation, settling, shifting or other causes of movement and for overhangs;
(G) over the Common Areas and the Lots for grading purposes to the extent reasonably necessary to construct, maintain, repair, replace or improve any improvements; and
(H) in, on, and over the Common Areas and the Lots, for access and temporary encroachments by contractors and subcontractors (and the equipment and employees thereof) during construction to the extent reasonably necessary to construct the improvements on the various Lots or the Common Areas, all as contained in that certain Declaration of Covenants, Conditions, Restrictions and Easements for McEwen Southside Parcel of record in Book 4953, Page 382, as amended or affected in Book 4962, page 119, in Book 5310, page 454, in Book 5435, Page 429, and in Book 5436, Page 400, Register's Office for Williamson County, Tennessee (the “Declaration”).
Tract VI
Together with non-exclusive appurtenant easements for Public Utility, Drainage, Access and Landscape and shown as Lot 144 and Lot 147 on Plan of record in Plat Book 50, page 110, Register’s Office for Williamson County, Tennessee.

Exhibit A

Tract VII
Together with perpetual nonexclusive easement in, to, through, over, under, and across the Easement Area (as defined in the Easement Agreement, as hereinafter defined) for the Permitted Uses (as defined in the Easement Agreement, as hereinafter defined), contained in that certain Utility Easement Agreement of record in Book 5436, page 187, Register’s Office for Williamson County, Tennessee (the “Easement Agreement”).
Tract VIII
Together with perpetual nonexclusive easement in, to, through, over, under, and across the Easement Area (as defined in the Easement Agreement, as hereinafter defined) for the Permitted Uses (as defined in the Easement Agreement, as hereinafter defined), contained in that certain Utility Easement Agreement of record in Book 5435, page 508, Register’s Office for Williamson County, Tennessee (the “Easement Agreement”).
Tract IX
Together with perpetual nonexclusive easement in, to, through, over, under, and across the Easement Area (as defined in the Easement Agreement, as hereinafter defined) for the Permitted Uses (as defined in the Easement Agreement, as hereinafter defined), contained in that certain Utility Easement Agreement of record in Book 5435, page 570, Register’s Office for Williamson County, Tennessee (the “Easement Agreement”).

Being the same property conveyed to KBSIII 1550 West McEwen Drive, LLC by deed of record in Book 5571, page 950, Register’s Office for Williamson County, Tennessee.

Exhibit A